SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 26, 2004
                                                        -----------------

                          Sutter Holding Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



              Delaware                  001-15733            59-2651232
   -----------------------------    ----------------   ----------------------
   (State or Other Jurisdiction     (Commission File        (IRS Employer
          of Incorporation)              Number)       Identification No.)



        220 Montgomery Street, Suite 2100, San Francisco CA            94104
  ------------------------------------------------------------------ ----------
               (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number, including area code    (415) 788-1441
     --------------------------------------------------    --------------

                                       N/A
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 3.02 Unregistered Sales of Equity Securities.

The registrant accepted subscriptions to a class of preferred stock to be created from four individual investors on August 26, 2004 ($100,000), August
30, 2004 ($25,000) and October 1, 2004 ($50,000). The terms of the preferred stock to be issued pursuant to the subscriptions is to be determined by the terms of equity used as consideration in the next acquisition of a business operation or subsidiary by the registrant, or, if no such acquisition is made prior to December 31, 2004, then the registrant has committed to create, at such time, a class of non-redeemable, convertible preferred shares with a $6 per share liquidation preference and $6 initial conversion price per common share, with no dividend preference. The preferred shares will be convertible into common shares at the conversion price at the option of the holder and will be automatically converted to common shares on terms to be decided by the board. The securities were sold for cash. The transactions were exempt from registration under Section 4(2) of the Securities Act of 1933 as transactions non involving any public offering. Each of the subscribers is a sophisticated investor with sufficient knowledge and experience to understand the risks involved, each has substantial financial resources sufficient to bear the economic risk involved, and each has a pre-existing personal and/or business relationship with Robert Dixon and/or William Knuff, the co-chief executive officers of the registrant. None of the subscribers was solicited by means of any public advertisement or solicitation.

On September 23, 2004, Sutter Capital Management, LLC, a company managed by Robert Dixon, acquired 4,167 shares of the registrant's common stock for cash at a purchase price of $6 per share; on September 23, 2004, William Knuff purchased 8,333 shares of the registrant's common stock for cash at $6 per share; and on September 30, 2004, R. Michael Collins purchased 4,167 shares of the registrant's common stock for cash at $6 per share. The transactions were exempt from registration under Section 4(2) of the Securities Act of 1933 as transactions non involving any public offering. Each of the subscribers is a sophisticated investor with sufficient knowledge and experience to understand the risks involved, each has substantial financial resources sufficient to bear the economic risk involved, and each is currently an executive officer of the registrant. None of these purchasers was solicited by means of any public advertisement or solicitation


SIGNATURE

November 2, 2004                  SUTTER HOLDING COMPANY, INC.

                                  By: /s/ WILLIAM G. KNUFF, III
                                      ---------------------------------------
                                      William G. Knuff, III,
                                      Co-Chief Executive
                                      Officer and Chief Financial Officer